SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: July 17, 2003

                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)

           Vermont                    0-11595            0-30287342
(State or Other jurisdiction   (Commission File No.)   (IRS Employer
       of incorporation)                             Identification No.)

            275 Kennedy Drive                              05403
         So. Burlington, Vermont                         (Zip Code)
(Address of principal executive offices)

                              (802) 658-3400
            (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(a).  Inapplicable

(b).  Inapplicable

(c).  Exhibits

      99.1 Press Release issued by Merchants Bancshares, Inc. (the "Company") on July 17, 2003, announcing the Company's results for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure (furnished under Item 12)

      On July 17, 2003, the Company announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K is being furnished under Items 9 and 12 of Form 8-K.

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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERCHANTS BANCSHARES, INC.


                                          By: /s/ Joseph L. Boutin
                                             ---------------------
                                             Joseph L. Boutin
                                             President and
                                             Chief Executive Officer

                                          Date: July 17, 2003

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